SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              October 24, 2000
                --------------------------------------------
                     (Date of earliest event reported)


                         Harbor Global Company Ltd.
      ----------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Bermuda                     000-30889                52-2256071
----------------------------    ---------------------     -------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification No.)


       60 State Street, 16th Floor, Boston, Massachusetts 02109-1820
       -------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (617) 422-4804
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 4.  Changes in Registrant's Certifying Accountant.

            On October 23, 2000, as the sole shareholder of Harbor Global Company Ltd. (the "Company"), The Pioneer Group, Inc., a Delaware corporation ("Pioneer"), voted by written consent to engage Deloitte and Touche LLP ("Deloitte and Touche") to serve as the Company's auditor effective as of the date of the distribution by Pioneer of all the outstanding common shares of the Company, par value $ .0025 per share (the "Common Shares"), to Pioneer stockholders (the "Spin-off"). The Spin-off was effected on October 24, 2000 (the "Spin-off Date") immediately before the acquisition of Pioneer by UniCredito Italiano S.p.A., an Italian corporation.

            The Company's Board of Directors approved the engagement of Deloitte and Touche effective as of the Spin-off Date by unanimous written consent dated as of October 23, 2000.

            Prior to the Spin-off Date, the Company was a wholly owned subsidiary of Pioneer, and Arthur Andersen LLP ("Arthur Andersen") served as auditor for both Pioneer and the Company. The decision to change auditors was made in connection with the Company's status as an independent company following the Spin-off and the need to appoint its own auditors.

            The reports of Arthur Andersen on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In the last two fiscal years and through the Spin-off Date, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreement in any of its reports.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

Exhibit
Number      Description
-------     -----------
16.1        Letter of Arthur Andersen LLP.



                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HARBOR GLOBAL COMPANY LTD.


                              By: /s/ Donald H. Hunter
                                 -------------------------------------
                              Name:  Donald H. Hunter
                              Title: Chief Operating Officer and Chief
                                     Financial Officer



Date: October 26, 2000




                               EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
16.1        Letter of Arthur Andersen LLP.